EXHIBIT 32.2

                            Certification Pursuant To
                             18 U.S.C. Section 1350,
                             As Adopted Pursuant to
                  Section 906 Of The Sarbanes-Oxley Act of 2002


In connection with the Quarterly Report of Prime Group Realty Trust (the "Company") on form 10-Q for the period ending June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Louis
G. Conforti, Co-President and Chief Financial Oficer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

   (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

   (2) The information contained in the Report fairly presents, in all material aspects, the financial condition and results of operations of the Company.



/s/ Louis G. Conforti
---------------------




Louis G. Conforti
Co-President and
Chief Financial Officer
August 6, 2003